Investor Update
Second Quarter 2012
July 31, 2012

Safe Harbor Statement

Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the risk that the growth opportunities from the Transaction may not be fully realized or may take longer to realize than expected; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in broadband subscribers and sales of other products and services; the effects of competition from cable, wireless and other wireline carriers; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth;
continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, pension, and postemployment expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts in 2012 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2013 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers;
adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-
looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP net income attributable to common shareholders of Frontier, free cash flow, EBITDA or “operating cash flow,” which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

$ Millions; Units 000s	3Q11	% Chg	4Q11	% Chg	1Q12	% Chg	2Q12
Revenue [1]	**$1,291**	(0.6%)	**$1,283**	(1.2%)	**$1,268**	(0.7%)	**$1,259**
Customer Revenue [2]	$1,143	(0.6%)	$1,136	(1.4%)	$1,120	(0.7%)	$1,112
Cash Operating Expenses	$682	(2.2%)	$667	(2.8%)	$648	(1.5%)	$638
Adjusted EBITDA [3]	**$609**	1.2%	**$616**	0.6%	**$620**	0.1%	**$620**
EBITDA Margin	47.2%		48.0%		48.9%		49.3%
Capital Expenditures [4]	$223	(49.8%)	$112	86.5%	$209	(19.6%)	$168
% Revenue	17.2%		8.7%		16.4%		13.3%
Free Cash Flow [5]	**$267**	34.1%	**$359**	(29.4%)	**$253**	12.5%	**$285**
Residential Customers	**3,175**	(2.2%)	**3,104**	(2.1%)	**3,039**	(2.0%)	**2,979**
Churn	1.7 %		1.5 %		1.6 %		1.6 %
Access Lines	**5,374**	(2.0%)	**5,267**	(1.9%)	**5,165**	(1.8%)	**5,072**
Year/Year Change	(8.5)%		(8.3)%		(7.9)%		(7.6)%
Broadband Subs	**1,755**	0.5%	**1,764**	0.7%	**1,776**	0.3%	**1,781**
Net Adds	16		9		12		5

frontier Communications

Quarterly Snapshot

Notes: 1) Total revenues including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies. 3) Represents Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures. 5) Free cash flow as defined by Frontier, and excluding acquisition and integration costs and capex. Please see Non-GAAP Reconciliations in Appendix.

Summary

• Total revenue declined $9M sequentially, 4.8% yr/yr, lowest loss rate to date since the closing of the acquisition on July 1, 2010
• Access line losses of 7.6% yr/yr are the lowest since closing
• Broadband net additions of 5,442
• Expanded broadband penetration to 60,000 additional homes;
 plan additional 92,876 with $71.9M from Connect America Fund
• Broadband partnership with Hughes to reach unserved and
 underserved homes with satellite broadband from 5-15Mbps
• Significant network speed enhancement planned by year-end
 2012 with 20Mbps service available to 42% of homes
• Simplified and flexible pricing structure introduced in July

Business
20-50+ Mbps
Ultimate
25 Mbps
Ultra
12 Mbps
Max
6 Mbps
Lite
1 Mbps

frontier Communications

Leading with Broadband

• Simplified data tiers with pricing customized per market
• Available as stand-alone “Simply Broadband”
• Discounts with Bundles ($5 Double, $10 Triple)

Financial Highlights

• Cash operating expenses down 7.3% yr/yr
• $9M synergies realized, annualized total synergies now $640M
• Adjusted EBITDA stable sequentially at $620M. Margin of 49%
 is strongest since acquisition closing
• Expect $100M of organic cost savings per annum in 2013,
 including greater labor efficiencies
• Free Cash Flow (FCF) of $285M on track to achieve $900M-
 $1.0B guidance
• Dividend payout 35% of FCF
• Leverage flat at 3.17x

Network Speed Plan Through 2013
Residential Broadband Availability
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
20+ Mbps
12+ Mbps
6+ Mbps
3+ Mbps
1+ Mbps
12/31/13
12/31/12
6/30/12

frontier Communications

Network Roadmap

• Benefits from
 completion of
 systems conversion
 and middle mile
 upgrade
• ADSL2+ Bonding and
 VDSL2 technology
 are the drivers
• Also expanding
 Ethernet and VoIP
• Within current capex
 guidance
• Meets FCC
 transaction approval
 commitments

Total Access Lines Yr/Yr
WV
TOTAL ACQ
LEGACY
(11.2)%
(11.4)%
(6.3)%
(4.2)%
(8.5)%
(6.0)%
2Q10
2Q12

Residential Customer Churn
WV
TOTAL ACQ
LEGACY
2.90 %
2.31 %
1.37 %
1.58 %
1.75 %
1.43 %
2Q10
2Q12

Broadband Availability
WV
TOTAL ACQ
LEGACY
68 %
67 %
91 %
84 %
83 %
92 %
2Q10
2Q12

frontier Communications

Conversion Impacts

• Total Acquired line
 loss has been
 reduced, as planned,
 by 3 points
• West Virginia,
 converted July 1,
 2010, continues to
 outperform
Notes: Broadband availability for 2Q10 updated for current market data and methodology

Broadband Net Adds

16.2
9.3
11.7
5.4
3Q11
4Q11
1Q12
2Q12

Total Access Lines Yr/Yr

(8.5)%
(8.3)%
(7.9)%
(7.6)%
3Q11
4Q11
1Q12
2Q12

Video Net Adds

2.3
1.0
4.4
6.3
3Q11
4Q11
1Q12
2Q12

Residential Monthly Churn

Legacy
Acquired
1.4%
1.9%
1.4%
1.6%
1.4%
1.7%
1.4%
1.8%
3Q11
4Q11
1Q12
2Q12

frontier Communications

Key Metrics

• Broadband net adds
 5,442
• Lowest access line
 loss to date;
 Acquired is down 3
 points since closing
• Video growth driven
 by satellite and DISH
 Hopper
• Churn up slightly on
 conversion activities
Notes: Subscriber units in 000s

Total Revenue Mix
Customer
Regulatory
$148
$147
$148
$147
$1,143
$1,136
$1,120
$1,112
3Q11
4Q11
1Q12
2Q12

Customer Revenue
Business
Residential
$561
$544
$535
$535
$582
$592
$585
$577
3Q11
4Q11
1Q12
2Q12

Business & Broadband [1]
64 %
65 %
65 %
66 %
3Q11
4Q11
1Q12
2Q12

Revenues

• Lowest Customer
 Rev decline
 (4.5%) since
 closing
• Regulatory 9.4%
 of total,
 excluding
 surcharges
• Dedicated internet,
 offset by small
 business,
 wholesale & CPE
• Customer Rev flat
 growth vs. 2-3%
 historical quarterly
 losses
• Revenues
 continue shifting
 away from voice
• Broadband
 speed upgrades
 should increase
 trend
Notes: (1) As a % of Total Customer Revenue. $ Millions. Numbers may not sum due to rounding.

Residential ARPU

$57.52
$56.95
$57.06
$58.19
3Q11
4Q11
1Q12
2Q12

Business ARPU

$600
$627
$637
$642
3Q11
4Q11
1Q12
2Q12

Residential Customer Rev. [1]

(2.7)%
(3.0)%
(1.7)%
0.0 %
3Q11
4Q11
1Q12
2Q12

Business Customer Rev. [1]

(1.0)%
1.7 %
(1.2)%
(1.4)%
3Q11
4Q11
1Q12
2Q12

Residential & Business

• Higher residential
 bundle penetration
• Business mix shift
 from low-ARPU Small
 customer loss, gains
 in higher ARPU
 Medium/Enterprise
Notes: (1) Sequential quarterly change

Quarterly Cash Opex ($M)
$779
$731
$736
$720
$688
$682
$667
$648
$638
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

frontier Communications

Cash Operating Expenses

• $10M cash opex
 reduction from 1Q12;
 $9M of which were
 synergies
• Lower network costs,
 fewer contractors,
 and other headcount
 related costs
• Expect ongoing
 organic cost
 reductions
Notes: $ Millions. Please see Non-GAAP reconciliation in Appendix

Quarterly Synergy
Quarterly Annualized
Quarterly Synergy ($Millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
$496
$552
$604
$640
$650
Target
$124
$138
$151
$160
$163
3Q11
4Q11
1Q12
2Q12
4Q12

frontier Communications

Cost Savings

• $9M synergies;
 annualized run rate
 now $640M
• $94M annual software
 fee to Verizon now
 fully eliminated
• Future synergies
 from further network
 integration and real
 estate
Notes: $ Millions. Numbers may not sum due to rounding

Business Operations Capital Expenditures
Total Capex
Total Capex/Revenue
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$223
$112
$209
$168
17.2%
8.7%
16.4%
13.3%
3Q11
4Q11
1Q12
2Q12

- 60,000 expansion homes in 2Q12
- 13.9% LTM Capex/Revenue
- Capex shifting from geographic expansion to network speed increase

Capital Expenditures

Notes: $ Millions. Numbers may not sum due to rounding

Cash Flow Drivers
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
3Q11
4Q11
1Q12
2Q12
Acquisition & Integration Expense and Capex will end by year-end 2012
Free Cash Flow (Trailing 4 Quarter)
CFFO-Capex (Trailing 4 Quarter)
Annualized Dividend

frontier Communications

Cash Flow

• 2Q12 Adjusted
 EBITDA margin
 49.3%
• 2Q12 FCF dividend
 payout ratio 35.1%
• Trailing FCF exceeds
 annualized dividend
 by $765 million
Notes: $ Millions. See Appendix for calculation of Free Cash Flow (FCF)

Net Debt / LTM EBITDA
4.5
4.0
3.5
3.0
2.5
2.0
Leverage
Leverage Target
4.04
2.84
2.98
3.03
3.08
3.17
3.18
3.17
3.17
2.5x Target
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

	2Q12
Cash & Equiv. (1)	$516
Credit Facility	750
Total Liquidity	$1,266
Total Debt	$8,287
LTM Adj. EBITDA	$2,466
Leverage Ratio (2)	3.17x

frontier Communications

Credit & Liquidity

• Leverage (Net Debt /
 Adj EBITDA)
 stabilized in 2Q12
• $1.3B of current
 liquidity
Notes: (1) Includes restricted cash; (2) calculation excludes $48M of escrow cash

$1,500
$1,250
$1,000
$750
$500
$250
$-
Principal Payment ($ Millions)
FTR Debt
Prior to tender & repurchases
NEW $500
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

18

Debt Profile
• $740M annualized 2Q12 FCF after dividends
• 7.9% Weighted Average Cost of Debt
• Issued $500M 9.25% notes due 2021; proceeds repaid $400M
 8.25% due 2014 (10.9% effective interest rate) and $49M 7.875%
 due 2015 (7.7% effective interest rate)
• Repurchased $58M of 6.25% 2013 notes during 2Q12

2012			2013	
	Low	High	2Q 2012 YTD	Low	High
Free Cash Flow	$900	$1,000	$538		
Capital Expenditures	725	775	376	625	675
Cash Taxes	25	25	(0)		
Integration Expense	80	80	64	0	0
Integration Capex	40	40	28	0	0

frontier Communications

Guidance

• Remaining integration opex and capex of $16M and $12M,
 respectively
• 2013 capex stepdown reflects completion of geographic
 expansion and shifting of capital to speed enhancement
• Expect higher cash taxes in 2013 as U.S. bonus depreciation expires
Notes: $ Millions. See Appendix for calculation of Free Cash Flow (FCF)

Appendix

As of 6/30/12	LEGACY	ACQUIRED	TOTAL	% Total
West Virginia	127,214	437,939	565,153	11.1 %
Illinois	82,292	407,816	490,108	9.7 %
Indiana	3,605	485,835	489,440	9.6 %
Ohio	491	434,024	434,515	8.6 %
Michigan	15,403	325,954	341,357	6.7 %
Wisconsin	48,001	196,951	244,952	4.8 %
Oregon	10,817	215,094	225,911	4.5 %
California	116,684	15,791	132,475	2.6 %
Arizona	120,400	2,544	122,944	2.4 %
Idaho	16,659	83,792	100,451	2.0 %
Nevada	21,685	23,555	45,240	0.9 %
COMBINED	563,251	2,629,294	3,192,545	62.9 %
Washington	0	353,890	353,890	7.0 %
North Carolina	0	191,028	191,028	3.8 %
South Carolina	0	83,830	83,830	1.7 %
NEW STATES	0	628,748	628,748	12.4 %
New York	530,035	0	530,035	10.5 %
Pennsylvania	335,650	0	335,650	6.6 %
Minnesota	172,533	0	172,533	3.4 %
Tennessee	63,821	0	63,821	1.3 %
Iowa	36,027	0	36,027	0.7 %
Nebraska	34,026	0	34,026	0.7 %
Alabama	22,293	0	22,293	0.4 %
Utah	18,899	0	18,899	0.4 %
Georgia	15,797	0	15,797	0.3 %
New Mexico	7,146	0	7,146	0.1 %
Montana	6,950	0	6,950	0.1 %
Mississippi	4,675	0	4,675	0.1 %
Florida	2,958	0	2,958	0.1 %
LEGACY	1,250,810	0	1,250,810	24.7 %
TOTAL FRONTIER	**1,814,061**	**3,258,042**	**5,072,103**	**100.0 %**

frontier Communications

Access Lines by State

Three Months Ended:	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	Actual March 31, 2012	Actual June 30, 2012
Net Income to Free Cash Flow					
Net income	$ 34	$ 22	$ 45	$ 30	$ 22
Add back:					
Depreciation and amortization	359	352	341	357	307
Income tax expense (benefit)	37	(7)	22	19	12
Pension/OPEB costs (non-cash)	6	6	1	12	15
Severance and early retirement costs	11	4	1	7	1
Stock-based compensation	4	3	4	4	4
Acquisition and integration costs	20	67	42	35	29
Subtract:					
Cash paid (received) for income taxes (refunds)	18	(44)	(17)	-	-
Losses on early extinguishment of debt	-	-	-	-	(71)
Other income (loss), net	-	1	2	3	8
Capital expenditures - Business operations	211	222	112	209	168
Free cash flow	$ 242	$ 268	$ 359	$ 253	$ 285

frontier Communications

Non-GAAP Reconciliation

Notes: $ Millions. Numbers may not sum due to rounding

Three Months Ended:	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	Actual March 31, 2012	Actual June 30, 2012
Operating Cash Flow					
Operating income	$ 238	$ 180	$ 230	$ 208	$ 268
Add back:					
Depreciation and amortization	359	352	341	357	307
Operating cash flow	$ 597	$ 532	$ 571	$ 565	$ 575
Adjustments:					
Non-cash pension/OPEB costs	6	6	1	12	15
Severance and early retirement costs	11	4	2	7	1
Acquisition and integration costs	20	67	42	35	29
Operating income, as adjusted	$ 275	$ 257	$ 275	$ 263	$ 313
Operating cash flow, as adjusted	$ 634	$ 609	$ 616	$ 620	$ 620

frontier Communications

Non-GAAP Reconciliation

Notes: $ Millions. Numbers may not sum due to rounding

Net income attributable to common shareholders of Frontier	For the quarter ended June 30, 2012 Net Income	Earnings Per Share	March 31, 2012 Net Income	Earnings Per Share	June 30, 2011 Net Income	Earnings Per Share
GAAP, as reported	$ 17,989	$ 0.02	$ 26,768	$ 0.03	$ 32,261	$ 0.03
Losses on early extinguishment of debt	44,474	0.04	-	-	-	-
Integration costs	18,105	0.02	21,701	0.02	12,513	0.01
Severance and early retirement costs	937	-	4,032	-	6,767	0.01
Gain on investment in Adelphia	(6,191)	(0.01)	-	-	-	-
Discrete tax item	-	-	-	-	10,500	0.01
Non-GAAP, as adjusted [1]	**$ 75,314**	**$ 0.08**	**$ 52,501**	**$ 0.05**	**$ 62,041**	**$ 0.06**

Net income attributable to common shareholders of Frontier	For the six months ended June 30, 2012 Net Income	Earnings Per Share	June 30, 2011 Net Income	Earnings Per Share
GAAP, as reported	$ 44,757	$ 0.04	$ 86,972	$ 0.09
Losses on early extinguishment of debt	44,474	0.04	-	-
Integration costs	39,806	0.04	20,678	0.02
Severance and early retirement costs	4,969	0.01	6,820	0.01
Gain on investment in Adelphia	(6,191)	(0.01)	-	-
Discrete tax item	-	-	10,500	0.01
Non-GAAP, as adjusted [1]	**$ 127,815**	**$ 0.13**	**$ 124,970**	**$ 0.12**

frontier Communications

Non-GAAP Reconciliation

Notes: $ 000’s except Per Share amounts. (1) Numbers may not sum due to rounding

Frontier Communications Corp.
(NASDAQ: FTR)
Investor Relations
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com